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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                   Securities Exchange Act of 1934, as amended


        Date of Report (Date of earliest event reported): April 29, 1997


                 SALOMON BROTHERS MORTGAGE SECURITIES VII, INC.

            (AS DEPOSITOR UNDER THE POOLING AND SERVICING AGREEMENT, DATED AS OF APRIL 1, 1997, PROVIDING FOR THE ISSUANCE OF
              MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 1997-HUD1)


                 SALOMON BROTHERS MORTGAGE SECURITIES VII, INC.
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             (Exact name of registrant as specified in its charter)

           DELAWARE               333-22559               13-3439681
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(State or Other Jurisdiction     (Commission          (I.R.S. Employer
of Incorporation)                File Number)         Identification Number)

Seven World Trade Center
New York, New York                                       10048
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(Address of Principal                                 (Zip Code)
Executive Offices)

Registrant's telephone number, including area code:  (212) 783-5659
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Item 5.  OTHER EVENTS

Description of the Certificates and the Mortgage Pool

         As of the date hereof, Salomon Brothers Mortgage Securities VII, Inc. (the "Registrant") has caused to be filed with the Securities and Exchange Commission (the "Commission") pursuant to the Commission's Rule 424 a Prospectus Supplement to its Prospectus, dated April 29, 1997, in connection with the Registrant's issuance of a series of certificates, entitled Salomon Brothers Mortgage Securities VII, Inc., Mortgage Pass-Through Certificates, Series 1997-HUD1 (the "Certificates"), to be issued pursuant to a pooling and servicing agreement, dated as of April 1, 1997, among the Registrant as depositor, Ocwen Federal Bank FSB as master servicer, LaSalle National Bank as trustee and ABN AMRO Bank N.V. as fiscal agent. The Certificates designated as the Series 1997-HUD1 Certificates will represent in the aggregate the entire beneficial ownership in a trust fund (the "Trust Fund") consisting primarily of a segregated pool (the "Mortgage Pool") of residential fixed-rate and adjustable-rate, first lien seasoned mortgage loans originated as 30-year, fully amortizing loans under the United States Department of Housing and Urban Development's Section 203(b) or 703 mortgage insurance programs (the "Mortgage Loans").

Computational Materials

         Salomon Brothers Inc (the "Underwriter") has advised the Registrant that it has furnished to certain prospective purchasers of Certificates with certain materials, herein referred to as "Computational Materials", in written form, which Computational Materials are in the nature of data tables and term sheet information relating to the Mortgage Loans or other assets of the Trust Fund, the structure of the Certificates and terms of certain classes of Certificates, and the hypothetical characteristics and hypothetical performance of certain classes of Certificates under certain assumptions and scenarios.

         The Computational Materials have been provided by the Underwriters. The information in the Computational Materials is preliminary and will be superseded by the Prospectus Supplement relating to the Certificates and by any other information subsequently filed with the Commission.

         The Computational Materials were prepared by the Underwriter at the request of certain prospective investors. The Computational Materials may be based on information that differs from the information set forth in the Prospectus Supplement.


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                                       -3-




Item 7.  FINANCIAL STATEMENTS AND EXHIBITS

                  (a)      Not applicable

                  (b)      Not applicable

                  (c)      Exhibits



         Exhibit No.                                    Description
         -----------                                    -----------


             99.1                     Computational Materials (as defined in
                                      Item 5) that have been provided by Salomon
                                      Brothers Inc to certain prospective
                                      purchasers of Salomon Brothers Mortgage
                                      Securities VII, Inc., Mortgage Pass-
                                      Through Certificates, Series 1997-HUD1


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                                   SIGNATURES


          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:  April 29, 1997

                                   SALOMON BROTHERS MORTGAGE
                                   SECURITIES VII, INC.


                                   By:      /s/ Susan Mills
                                      ------------------------
                                   Name:     Susan Mills
                                   Title:    Assistant Vice President


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                                INDEX TO EXHIBITS



                                                                   Sequentially
       Exhibit No.                             Description         Numbered Page
       -----------                             -----------         -------------

           99.1        Computational Materials (as defined in            P
                       Item 5) that have been provided by Salomon
                       Brothers Inc to certain prospective
                       purchasers of Salomon Brothers Mortgage
                       Securities VII, Inc., Mortgage Pass-
                       Through Certificates, Series 1997-HUD1